UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

August 10, 2017

Date of Report

(Date of earliest event reported)

MOODY’S CORPORATION.

(Exact name of registrant as specified in its charter)

Delaware	1-14037	13-3998945
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 World Trade Center at 250 Greenwich Street, New York, New York 10007

(Address of principal executive offices, including Zip Code)

(212) 553-0300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

SIGNATURES

EXHIBIT 23.1

EXHIBIT 99.1

EXHIBIT 99.2

EXPLANATORY NOTE

On August 10, 2017, Moody’s Corporation (the “Company” or “Moody’s”) filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Initial 8-K”) to disclose that it and Moody’s Holdings N.L. B.V. (the “Buyer”) completed the previously announced acquisition of Yellow Maple I B.V., an indirect parent company of Bureau van Dijk Electronic Publishing B.V. (“Bureau van Dijk”) by the purchase of all of the issued and outstanding securities of Yellow Maple I B.V., Yellow Maple Syrup I B.V. and Yellow Maple Syrup II B.V. (collectively, the “Target Companies”) pursuant to the Securities Purchase Agreement (the “SPA”), dated May 15, 2017, by and among Moody’s, the Buyer, the Target Companies, Yellow Maple Coöperatief U.A., Yellow Maple Holding Guernsey Limited, CCP IX LP No. 1, CCP IX LP No. 2, CCP IX Co-Investment LP, Broad Street Principal Investments LLC, HX Luxembourg I S.À. R.L. and the other sellers identified in the SPA (collectively the “Sellers”). As used in this report, except where the context indicates otherwise, Bureau van Dijk refers to Yellow Maple I B.V. This Form 8-K/A amends the Initial 8-K to include the historical audited financial statements of Bureau van Dijk and the unaudited pro forma condensed combined financial statements required by Items 9.01(a) and 9.01(b) of Form 8-K that were excluded from the Initial 8-K in reliance on the instructions to such items.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On May 15, 2017, the Buyer entered into the SPA with the Target Companies and the Sellers for the acquisition of Bureau van Dijk. On August 10, 2017, Moody’s filed the Initial 8-K to disclose that the Buyer had completed the previously announced acquisition of Bureau van Dijk.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of Businesses Acquired.

The audited consolidated financial statements of Bureau van Dijk as of and for the years ended December 31, 2015 and December 31, 2016 are attached as Exhibit 99.1 to this Form 8-K/A and incorporated in this report by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma financial information of the Company and Bureau van Dijk for the year ended December 31, 2016 and as of and for the six months ended June 30, 2017 is attached as Exhibit 99.2 to this Form 8-K/A and incorporated in this report by reference.

(d) Exhibits.

Exhibit Number	Description

23.1	Consent of Independent Auditors.

99.1	Audited Consolidated Financial Statements of Yellow Maple I B.V. as of and for the years ended December 31, 2015 and December 31, 2016.

99.2	Unaudited Pro Forma Condensed Combined Financial Statements for the year ended December 31, 2016 and as of and for the six month period ended June 30, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOODY’S CORPORATION (REGISTRANT)

By:	/s/ Michael Crimmins
Michael Crimmins
Senior Vice President and Corporate Controller (principal accounting officer)

Dated: October 26, 2017